Consolidated Quarterly Holdings Report
for
Fidelity® Commodity Strategy Central Fund
October 31, 2021
CRC-NPRT1-1221
1.901065.113
U.S. Treasury Obligations - 1.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.02% 11/18/21 (Cost $7,999,932)	8,000,000	7,999,811

Money Market Funds - 101.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (b) (Cost $764,488,478)	764,342,791	764,495,659

TOTAL INVESTMENT IN SECURITIES - 102.1% (Cost $772,488,410)	772,495,470
NET OTHER ASSETS (LIABILITIES) - (2.1)% (c)	(15,924,005)
NET ASSETS - 100.0%	756,571,465

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Commodity Futures Contracts
CBOT Corn Contracts (United States)	870	Jul 2022	25,175,625	(705,681)	(705,681)
CBOT Corn Contracts (United States)	218	Mar 2022	6,281,125	321,525	321,525
CBOT KC HRW Wheat Contracts (United States)	102	Mar 2022	4,023,900	213,968	213,968
CBOT KC HRW Wheat Contracts (United States)	103	Dec 2021	4,046,613	656,103	656,103
CBOT KC HRW Wheat Contracts (United States)	103	May 2022	4,082,636	(347)	(347)
CBOT Soybean Contracts (United States)	62	Jan 2022	3,873,450	(123,108)	(123,108)
CBOT Soybean Contracts (United States)	331	Jul 2022	21,039,214	(986)	(986)
CBOT Soybean Meal Contracts (United States)	680	Jan 2022	22,467,200	264,106	264,106
CBOT Soybean Oil Contracts (United States)	493	Jul 2022	17,425,684	(1,469)	(1,469)
CBOT Soybean Oil Contracts (United States)	236	Jan 2022	8,644,680	498,234	498,234
CBOT Wheat Contracts (United States)	176	Dec 2021	6,800,200	762,580	762,580
CBOT Wheat Contracts (United States)	14	Mar 2022	549,500	27,990	27,990
CBOT Wheat Contracts (United States)	173	May 2022	6,823,401	(516)	(516)
CME Lean Hogs Contracts (United States)	115	Apr 2022	3,774,300	(218,294)	(218,294)
CME Lean Hogs Contracts (United States)	105	Jul 2022	3,841,085	(362)	(362)
CME Live Cattle Contracts (United States)	46	Feb 2022	2,469,740	(26,119)	(26,119)
CME Live Cattle Contracts (United States)	309	Apr 2022	16,961,010	(169,298)	(169,298)
COMEX Copper Contracts (United States)	228	Mar 2022	24,762,700	(520,103)	(520,103)
COMEX Copper Contracts (United States)	115	May 2022	12,443,125	82,846	82,846
COMEX Gold 100 oz. Contracts (United States)	448	Dec 2021	79,943,170	(1,197,237)	(1,197,237)
COMEX Silver Contracts (United States)	187	Dec 2021	22,383,180	414,681	414,681
ICE Brent Crude Contracts (United Kingdom)	817	Jan 2022	66,457,350	(788,085)	(788,085)
ICE Coffee 'C' Contracts (United States)	271	Mar 2022	21,000,806	(64,006)	(64,006)
ICE Cotton No. 2 Contracts (United States)	180	Mar 2022	10,009,800	248,507	248,507
ICE Cotton No. 2 Contracts (United States)	156	Jul 2022	8,442,198	(549)	(549)
ICE Low Sulphur Gasoil Contracts (United States)	440	Jan 2022	31,032,700	3,515,496	3,515,496
ICE Sugar No. 11 Contracts (United States)	618	Feb 2022	13,337,923	(354,326)	(354,326)
ICE Sugar No. 11 Contracts (United States)	684	Apr 2022	14,517,216	(262,631)	(262,631)
LME Aluminum Contracts (United Kingdom)	69	Jan 2022	4,688,550	(278,403)	(278,403)
LME Aluminum Contracts (United Kingdom)	164	Jul 2022	11,061,800	(587)	(587)
LME Aluminum Contracts (United Kingdom)	163	May 2022	11,028,988	(1,139,827)	(1,139,827)
LME Nickel Contracts (United Kingdom)	98	Jan 2022	11,443,068	346,500	346,500
LME Nickel Contracts (United Kingdom)	49	May 2022	5,682,432	148,265	148,265
LME Zinc Contracts (United Kingdom)	250	Jan 2022	21,157,813	1,443,711	1,443,711
LME Zinc Contracts (United Kingdom)	90	May 2022	7,438,500	260,615	260,615
NYMEX Gasoline RBOB Contracts (United States)	132	Dec 2021	12,816,779	1,348,022	1,348,022
NYMEX Gasoline RBOB Contracts (United States)	136	Jun 2022	13,417,864	(397)	(397)
NYMEX Natural Gas Contracts (United States)	1,408	Dec 2021	79,425,250	4,871,283	4,871,283
NYMEX Natural Gas Contracts (United States)	265	Feb 2022	13,634,250	(140,360)	(140,360)
NYMEX NY Harbor ULSD Contracts (United States)	189	Dec 2021	19,533,297	590,690	590,690
NYMEX WTI Crude Oil Contracts (United States)	1,010	Dec 2021	82,487,300	7,484,457	7,484,457

TOTAL FUTURES CONTRACTS					17,506,888
The notional amount of futures purchased as a percentage of Net Assets is 100.0%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Includes $52,640,169 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	674,623,859	276,417,046	186,545,246	104,318	-	-	764,495,659	1.3%
Total	674,623,859	276,417,046	186,545,246	104,318	-	-	764,495,659

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Geode Commodity Return Central Cayman Ltd.	120,413,351	7,999,939	48,000,090	-	31,060,202	29,858,466	141,331,868

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2021, the Fund held an investment of $141,331,868 in the Subsidiary, representing 18.7% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the commodities market.

Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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